UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 3, 2007
The Hillman Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-13293 (Commission File No.)	23-2874736 (I.R.S. Employer Identification No.)
Registrant’s telephone number, including area code: (513) 851-4900
Not Applicable
(Former name or former address,
if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On August 8, 2007, The Hillman Companies, Inc. (the “Company”) issued a press release announcing its receipt of a letter from the American Stock Exchange (“AMEX”) dated August 3, 2007 informing the Company that it is currently not in compliance with Rule 121 of the American Stock Exchange Company Guide which requires the Company’s Audit Committee to be composed of at least three directors. The Company’s Audit Committee membership fell to two directors when Mark Dolfato resigned from the Board of Directors in July 2007. The letter from AMEX is a “warning letter” and provides the Company until November 5, 2007 to appoint an additional director to serve on the Audit Committee. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press Release of the Company dated August 8, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2007	THE HILLMAN COMPANIES, INC.
/s/ James P. Waters

James P. Waters Chief Financial Officer

EXHIBIT LIST

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press Release of the Company dated August 8, 2007.